                                                             Ex-99.B(h)ufappnon

[LOGO]    WADDELL
          & REED
          FINANCIAL SERVICES-REGISTERED TRADEMARK-
                                                               LEGEND EQUITIES CORPORATION
WADDELL & REED, INC.         WADDELL & REED FUND FAMILIES        -----------------------
Attention: Dealer Services           APPLICATION                    Affix New Account
6300 Lamar Avenue                                                       Label Here
Shawnee Mission, KS 66202        NON-RETIREMENT PLAN             -----------------------
                                       ACCOUNT


1
   I (WE) MAKE APPLICATION FOR AN ACCOUNT TO BE ESTABLISHED AS FOLLOWS:
   REGISTRATION TYPE (CHECK ONE ONLY)

     / / Single Name    / / Joint Tenants W/ROS
         TOD (Transfer on Death)  / / Yes    / / No               / / Declaration of Trust Revocable (Attach CUF 0022)
     / / Uniform Gifts (Transfers) To Minors (UGMA/UTMA)              NOT AVAILABLE IN ILLINOIS
     / / Dated Trust     Date of Trust                            / / Other:
                                       -------------------------             -----------------------------
                                           (Month/Day/Year)

           ================================================================================================================

   REGISTRATION                    / / NEW ACCOUNT or  / / NEW FUND FOR EXISTING ACCOUNT
                                                           (must have same ownership):   -------------------------------------------


   ---------------------------------------------------------------------------------------------------------------------------------
   Individual Name (exactly as desired)/Trustee/Custodian (Tax-responsible party)


   ---------------------------------------------------------------------------------------------------------------------------------
   Name of Trust, if applicable


   --------------------------  ----------------  ----------------------------------------  -----------------------------------------
     Social Security # or        Date of Birth          Cumulative Discount Number                Relationship of Joint Owner,
   Taxpayer Identification #   (Month/Day/Year)  (from existing account(s) if applicable)                 if Applicable


   ---------------------------------------------------------------------------------------------------------------------------------
   Joint Name (if any, exactly as desired)/Co-Trustee/Minor (for UGMA/UTMA)


   --------------------------  ----------------  -----------------------------------------------------------------------------------
     Social Security # or        Date of Birth    Mailing Address
   Taxpayer Identification #   (Month/Day/Year)


   -----------------------------                 -----------------------------------------------------------------------   ---------
   Telephone (home)                               City                                                                         State

                                                            -
   -----------------------------                 ---------------------                           -----------------------------------
   Telephone (work)                               Zip Code                                            Citizenship (Required in VA)

           ================================================================================================================

   INVESTMENTS Make check payable to Waddell & Reed, Inc.

                                                                       (Check appropriate box)
                                                                     Automatic Investment Service
                              Fund                  Amount                to be established?
                          (enter code)             Enclosed          (If Yes Complete Section 4)
                                               $                     / / Yes             / / No
                          ------------          --------------
                                               $                     / / Yes             / / No
                          ------------          --------------
                                               $                     / / Yes             / / No
                          ------------          --------------
                                               $                     / / Yes             / / No
                          ------------          --------------
                                               $                     / / Yes             / / No
                          ------------          --------------
                                               $                     / / Yes             / / No
                          ------------          --------------
                                         Total $
                                                --------------

   WADDELL & REED         A      B      C                          A      B      C                               A      B      C
   ADVISORS FUNDS       SHARES SHARES SHARES                     SHARES SHARES SHARES                          SHARES SHARES SHARES
   Income                621    121    321    High Income         628    128    328     Retirement Shares       680    180    380
   Science & Technology  622    122    322    Vanguard            629    129    329     Asset Strategy          684    184    384
   Accumulative          623    123    323    New Concepts        630    130    330     Cash Management         750    150    350
   Bond                  624    124    324    High Income II      634    134    334     Government Securities   753    153    353
   International Growth  625    125    325    Tax-Managed Equity  671    171    371     Municipal Bond          760    160    360
   Continental Income    627    127    327    Small Cap           677    177    377     Municipal High Income   762    162    362

                          A      B      C                          A      B      C                               A      B      C
   W&R FUNDS            SHARES SHARES SHARES                     SHARES SHARES SHARES                          SHARES SHARES SHARES
   Total Return          601    501    301    International                             Large Cap Growth        667    567    367
   Small Cap Growth      602    502    302     Growth             605    505    305     Mid Cap Growth          668    568    368
   Limited-Term Bond     603    503    303    Asset Strategy      606    506    306     Tax-Managed Equity      669    569    369
   Municipal Bond        604    504    304    Science &                                 Money Market            670    570    370
                                               Technology         608    508    308
                                              High Income         609    509    309


LAP1764 (06/2000)

2
   BENEFICIARY: FOR TOD (TRANSFER ON DEATH) ACCOUNTS ONLY

          Full Name of Beneficiary            Tax Identification Number        Date of Birth         Relationship       Percent
                                                                                                                                  %
   ----------------------------------------- ------------------------------ ------------------- -------------------- -------------
                                                                             (Month/Day/Year)
                                                                                                                                  %
   ----------------------------------------- ------------------------------ ------------------- -------------------- -------------
                                                                             (Month/Day/Year)
                                                                                                                                  %
   ----------------------------------------- ------------------------------ ------------------- -------------------- -------------
                                                                             (Month/Day/Year)
                                                                                                                                  %
   ----------------------------------------- ------------------------------ ------------------- -------------------- -------------
                                                                             (Month/Day/Year)


3
   CLASS A SHARES ONLY
   This purchase may be entitled to a reduced sales charge for the following reason(s):

   / / Existing LETTER OF INTENT (LOI) for $______________ under LOI number _____________

   / / LETTER OF INTENT for $______________ is hereby executed. See below for amounts, terms and conditions.
       $100,000   $200,000   $300,000   $500,000   $1,000,000   $2,000,000

   / / Shareholder(s) has CUMULATIVE DISCOUNT NUMBER
                                                     ---------------------
   / / Shareholder linked to following existing accounts for RIGHTS OF ACCUMULATION purposes:
            Account number(s)

            ------------------------    ------------------------    ------------------------

            ------------------------    ------------------------

   / / Other accounts are being opened at this time that qualify to be linked for RIGHTS OF ACCUMULATION.
            The accounts are being opened under the names and tax identification numbers as follows:


                Tax Identification Number        Names(s)

            ---------------------------------    ----------------------------------

            ---------------------------------    ----------------------------------

            ---------------------------------    ----------------------------------

   LETTER OF INTENT TERMS AND CONDITIONS (CLASS A SHARES ONLY)

   1. This Agreement does not bind the investor to buy, or Waddell & Reed, Inc. to sell, any shares.

   2. This Agreement can only be terminated before the 13 months has elapsed by submitting a written request signed by all owners.

   3. Any purchase made under this Agreement will be made at the offering price applicable to a one-time purchase of the amount the investor has checked on the front of this Agreement as described in the prospectus of the fund or funds being purchased.

   4. If the amount invested during the 13-month period covered by this Agreement exceeds the required amount and is large enough to qualify for a sales charge lower than that available under this Agreement, the lower sales charge will be applied to the amount invested. Upon termination of this Agreement, a price adjustment will be made to give effect to the lower sales charge and the amount of the price adjustment will be reinvested in additional shares of the fund(s) on the date of termination.

   5. If the amount invested during the 13-month period covered by this Agreement is less than the required amount, the sales charge for the investments reverts back to that outlined in the Fund Prospectus, as if the Agreement had not been executed. Waddell & Reed, Inc. will subtract shares equal in value to the amount of the additional sales charge due from escrowed shares. The investor hereby irrevocably appoints Waddell & Reed, Inc. or its successors or assigns, as attorney to surrender for redemption shares in an amount equal to the additional sales charge owed on the purchases made. This appointment and the authority granted herein shall be binding on the heirs, legal representatives, successors and assigns of the investor.

   6. While the value of purchases made prior to the acceptance date of this Agreement will be considered in determining the Intended Investment, the sales charge imposed on prior purchases will not be retroactively reduced.

   7. Shares purchased directly to W&R Money Market/or Waddell & Reed Advisor Cash Management will not be considered when determining the net asset value of shares presently held by the investor as of the date of acceptance of this Agreement, nor for determining the amount invested under this Agreement. However, non-commissionable shares are considered for these purposes.


LAP1764 (06/2000)

4
   ESTABLISH AUTOMATIC INVESTMENT SERVICE
      Fund           Draft Is To Begin On           Draft Amount         Frequency (check one - monthly will be used if not checked)
  (Enter code)         (Month/Day/Year)       $25.00 Minimum Per Fund     Monthly         Quarterly     Semi-Annually     Annually
                                             $                              / /              / /             / /             / /
----------------   ------------------------   -----------------------
                                             $                              / /              / /             / /             / /
----------------   ------------------------   -----------------------
                                             $                              / /              / /             / /             / /
----------------   ------------------------   -----------------------

AUTHORIZATION TO HONOR CHECKS DRAWN BY WADDELL & REED, INC.

As a convenience to me, I hereby request and authorize you to pay and charge to my or our account identified below, debit entries drawn on the account by Waddell & Reed, Inc. provided there are sufficient funds in the account to pay the same on presentation.
This authorization shall remain in effect until revoked by me in writing and until you actually receive such notice. I agree that you shall be fully protected by honoring any such debit entry. I agree that your rights in respect to any debit entry shall be the same as if it were a check signed personally by me. I further agree, that if any such debit entry be dishonored, whether intentionally or inadvertently, you shall be under no liability whatsoever.

PLEASE COMPLETE THE FOLLOWING IN ITS ENTIRETY.


-------------------------------------------------------------------        -------------------------------------------------
NAME OF DEPOSITOR (as shown on financial institution records(s))           Account Number at Financial Institution


-------------------------------------------------------------------        -------------------------------------------------
FINANCIAL INSTITUTION NAME                                                 Financial Institution ABA Routing Number


-------------------------------------------------------------------        Check One
FINANCIAL INSTITUTION ADDRESS                                              / / Checking Account  / / Savings Account


-------------------------------------------------------------------
CITY/STATE/ZIP


                          Tape your voided check here.
                           (Do not send deposit slip)

    ------------------------------------------------------------------------

5
   ACKNOWLEDGEMENT

   - I (We) have received a copy of the current prospectus of the Funds selected, and agree to the terms therein and herein.
   - UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER SHOWN IN SECTION 1 IS CORRECT (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME) AND (STRIKE THE FOLLOWING IF NOT
     TRUE) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST AND DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.
   - I (WE) UNDERSTAND THAT THERE MAY BE A DEFERRED SALES CHARGE UPON THE REDEMPTION OF ANY CLASS B OR C SHARES HELD IN THE ACCOUNT FOR LESS THAN THE TIME SPECIFIED IN THE PROSPECTUS.

   Signature(s) of Purchasers (all joint purchasers must sign). SIGN EXACTLY AS NAME(S) APPEAR IN REGISTRATION.
   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.


-------------------------------------  -------------------------------------  -------------------------------------
              (Signature)                           (Printed Name)                        (Title, if any)


-------------------------------------  -------------------------------------  -------------------------------------
              (Signature)                           (Printed Name)                        (Title, if any)


-------------------------------------            -------------------        ----------------------
  (Advisor/Representative Signature)       Advisor/Representative Number            (Date)

                                                                  -----------------------------------------------
-------------------------------------                              CHECK ANY ITEMS ENCLOSED WITH APPLICATION
Dealer Approval/Securities Principal                               / / Declaration Trust Revocable (CUF0022)
                                                                   / / Additional Applications _________________
                                                                   / / Check enclosed # ________________________
                                                                   / / Other ___________________________________
                                                                  -----------------------------------------------


LAP1764 (06/2000)

                                                             Ex-99.B(h)ufappabc

[GRAPHIC] WADDELL
          & REED
          FINANCIAL SERVICES-REGISTERED TRADEMARK-             LEGEND EQUITIES CORPORATION

WADDELL & REED, INC.         WADDELL & REED FUND FAMILIES         ---------------------
Attention: Dealer Services           APPLICATION                    Affix New Account
6300 Lamar Avenue                                                       Label Here
Shawnee Mission, KS 66202          RETIREMENT PLAN                ---------------------
                                       ACCOUNT

1
   I (WE) MAKE APPLICATION FOR AN ACCOUNT TO BE ESTABLISHED AS FOLLOWS:
   PLAN TYPE -- DOCUMENT SPONSORED BY:      / /W&R*  / /UMB
   PLEASE CHECK ONE OF THE FOLLOWING:

   / / IRA (701/054)                                      / / Simple IRA (765/054)
   / / Roth IRA (791/054)                                 / / 403b(7) TSA (773/054)
   / / Simplified Employee Pension -- SEP (702/054)       / / 457 Plan (730/731)
                                                          / / Other
                                                                   --------------------------------

           ==============================================================================================================

   REGISTRATION                    / / NEW ACCOUNT or  / / NEW FUND FOR EXISTING ACCOUNT
                                                           (must have same ownership):   -------------------------------------------


   ---------------------------------------------------------------------------------------------------------------------------------
   Trustee/Custodian or Education IRA Responsible Party


   ---------------------------------------------------------------------------------------------------------------------------------
   Employer or Business/Organization Name, if Applicable for Plan Type

                                                                                   -   -
   ------------------------------------  -----------------------------------    ---------------     --------------------------------
   Plan Type Tax Identification #,           Employer Tax Identification #,      Plan Year End         Cumulative Discount Number
          if Applicable                             if Applicable               (Month/Day/Year)         (from existing account(s)
                                                                                                              if applicable)


   ---------------------------------------------------------------------------------------------------------------------------------
   Participant, Planholder or Education IRA Beneficiary

        -      -                   -    -
   --------------------------  ----------------  -----------------------------------------------------------------------------------
     Social Security # or        Date of Birth    Mailing Address
   Taxpayer Identification #   (Month/Day/Year)

        -
   -----------------------------                 -----------------------------------------------------------------------   ---------
   Telephone (home)                               City                                                                         State

        -                                                  -
   -----------------------------                 ---------------------                           -----------------------------------
   Telephone (work)                               Zip Code                                            Citizenship (Required in VA)

           ==============================================================================================================

   INVESTMENTS *Make check payable to Waddell & Reed, Inc.

                                                                                              (Check appropriate box)
                                                                                            Automatic Investment Service
                              Fund                  Amount          **Year of                     to be established?
                          (enter code)             Enclosed        Contribution               (If Yes Complete Section 4)
                                               $                                            / / Yes             / / No
                          ------------          --------------    --------------
                                               $                                            / / Yes             / / No
                          ------------          --------------    --------------
                                               $                                            / / Yes             / / No
                          ------------          --------------    --------------
                                               $                                            / / Yes             / / No
                          ------------          --------------    --------------
                                               $                                            / / Yes             / / No
                          ------------          --------------    --------------
                                               $                                            / / Yes             / / No
                          ------------          --------------    --------------
                                         Total $                                            / / Yes             / / No
                                                --------------    --------------
                                                                  **If left blank we will assume your current year contribution.
WADDELL & REED
ADVISORS FUNDS
                          A      B      C                          A        B      C                            A      B      C
                        SHARES SHARES SHARES                     SHARES   SHARES SHARES                       SHARES SHARES SHARES
Income                    621   121     321   High Income          628     128    328   Asset Strategy         684    184    384
Science & Technology      622   122     322   Vanguard             629     129    329   Cash Management        750    150    350
Accumulative              623   123     323   New Concepts         630     130    330   Government Securities  753    153    353
Bond                      624   124     324   High Income II       634     134    334
International Growth      625   125     325   Small Cap            677     177    377
Continental Income        627   127     327   Retirement Shares    680     180    380


W&R FUNDS
                         A      B       C                            A      B     C                       A      B      C
                       SHARES SHARES  SHARES                       SHARES SHARES SHARES                 SHARES SHARES SHARES
Total Return             601   501     301   Asset Strategy          606   506    306   Mid Cap Growth    668   568    368
Small Cap Growth         602   502     302   Science & Technology    608   508    308   Money Market      670   570    370
Limited-Term Bond        603   503     303   High Income             609   509    309
International Growth     605   505     305   Large Cap Growth        667   567    367


LAP1765 (06/2000)                                               Page 1 of 3

2
   BENEFICIARY: Only For Traditional, Roth, SEP, Simple and Education IRAs and 403b(7)TSA's.

          Full Name of Beneficiary            Tax Identification Number        Date of Birth         Relationship       Percent
                                                                                -     -                                           %
   ----------------------------------------- ------------------------------ ------------------- -------------------- -------------

                                                                                -     -                                           %
   ----------------------------------------- ------------------------------ ------------------- -------------------- -------------

                                                                                -     -                                           %
   ----------------------------------------- ------------------------------ ------------------- -------------------- -------------

                                                                                -     -                                           %
   ----------------------------------------- ------------------------------ ------------------- -------------------- -------------



     ------------------------------------------------------------------------------------------------------------------------

3
   CLASS A SHARES ONLY
   This purchase may be entitled to a reduced sales charge for the following reason(s):

   / / Existing LETTER OF INTENT (LOI) for $______________ under LOI number _____________

   / / LETTER OF INTENT for $______________ is hereby executed. See below for amounts, terms and conditions.
       $100,000   $200,000   $300,000   $500,000   $1,000,000   $2,000,000

   / / Shareholder(s) has CUMULATIVE DISCOUNT NUMBER
                                                     ---------------------
   / / Shareholder linked to following existing accounts for RIGHTS OF ACCUMULATION purposes:
            Account number(s)

            ------------------------    ------------------------    ------------------------

            ------------------------    ------------------------

   / / Other accounts are being opened at this time that qualify to be linked for RIGHTS OF ACCUMULATION.
            The accounts are being opened under the names and tax identification numbers as follows:


                Tax Identification Number        Name(s)

            ---------------------------------    ----------------------------------

            ---------------------------------    ----------------------------------

            ---------------------------------    ----------------------------------

   LETTER OF INTENT TERMS AND CONDITIONS (CLASS A SHARES ONLY)

   1. This Agreement does not bind the investor to buy, or Waddell & Reed, Inc. to sell, any shares.

   2. This Agreement can only be terminated before the 13 months has elapsed by submitting a written request signed by all owners.

   3. Any purchase made under this Agreement will be made at the offering price applicable to a one-time purchase of the amount the investor has checked on the front of this Agreement as described in the prospectus of the fund or funds being purchased.

   4. If the amount invested during the 13-month period covered by this Agreement exceeds the required amount and is large enough to qualify for a sales charge lower than that available under this Agreement, the lower sales charge will be applied to the amount invested. Upon termination of this Agreement, a price adjustment will be made to give effect to the lower sales charge and the amount of the price adjustment will be reinvested in additional shares of the fund(s) on the date of termination.

   5. If the amount invested during the 13-month period covered by this Agreement is less than the required amount, the sales charge for the investments reverts back to that outlined in the Fund Prospectus, as if the Agreement had not been executed. Waddell & Reed, Inc. will subtract shares equal in value to the amount of the additional sales charge due from escrowed shares. The investor hereby irrevocably appoints Waddell & Reed, Inc. or its successors or assigns, as attorney to surrender for redemption shares in an amount equal to the additional sales charge owed on the purchases made. This appointment and the authority granted herein shall be binding on the heirs, legal representatives, successors and assigns of the investor.

   6. While the value of purchases made prior to the acceptance date of this Agreement will be considered in determining the Intended Investment, the sales charge imposed on prior purchases will not be retroactively reduced.

   7. Shares purchased directly to W&R Money Market/or Waddell & Reed Advisors Cash Management will not be considered when determining the net asset value of shares presently held by the investor as of the date of acceptance of this Agreement, nor for determining the amount invested under this Agreement. However, non-commissionable shares are considered for these purposes.


LAP1765 (06/2000)                                               Page 2 or 3

4
   ESTABLISH AUTOMATIC INVESTMENT SERVICE -- IRA, Roth IRA, Simple IRA only.

      Fund           Draft Is To Begin On           Draft Amount         Frequency (check one - monthly will be used if not checked)
  (Enter code)         (Month/Day/Year)       $25.00 Minimum Per Fund     Monthly         Quarterly     Semi-Annually     Annually
                         -     -             $                              / /              / /             / /             / /
----------------   ------------------------   -----------------------
                         -     -             $                              / /              / /             / /             / /
----------------   ------------------------   -----------------------
                         -     -             $                              / /              / /             / /             / /
----------------   ------------------------   -----------------------

AUTHORIZATION TO HONOR CHECKS DRAWN BY WADDELL & REED, INC.

   As a convenience to me, I hereby request and authorize you to pay and charge to my or our account identified above, debit entries drawn on the account by Waddell & Reed, Inc. provided there are sufficient funds in the account to pay the same on presentation. This authorization shall remain in effect until revoked by me in writing and until you actually receive such notice. I agree that you shall be fully protected by honoring any such debit entry. I agree that your rights in respect to any debit entry shall be the same as if it were a check signed personally by me. I further agree, that if any such debit entry be dishonored, whether intentionally or inadvertently, you shall be under no liability whatsoever.

   PLEASE COMPLETE THE FOLLOWING IN ITS ENTIRETY.


   -------------------------------------------------------------------     -------------------------------------------------
   NAME OF DEPOSITOR (as shown on financial institution records)           Account Number at Financial Institution


   -------------------------------------------------------------------     -------------------------------------------------
   FINANCIAL INSTITUTION NAME                                              Financial Institution ABA Routing Number


   -------------------------------------------------------------------     Check One
   FINANCIAL INSTITUTION ADDRESS                                           / / Checking Account  / / Savings Account


   -------------------------------------------------------------------
   CITY/STATE/ZIP


                           Tape your voided check here.
                            (Do not send deposit slip)

    ===========================================================================

5
   ACKNOWLEDGEMENT

   - I (We) have received a copy of the current prospectus of the Funds selected, and agree to the terms therein and herein.
   - UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER SHOWN IN SECTION 1 IS CORRECT (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME) AND (STRIKE THE FOLLOWING IF NOT
     TRUE) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (a) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (b) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST AND DIVIDENDS, OR (c) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.
   - I (WE) UNDERSTAND THAT THERE MAY BE A DEFERRED SALES CHARGE UPON THE REDEMPTION OF ANY CLASS B OR C SHARES HELD IN THE ACCOUNT FOR LESS THAN THE TIME SPECIFIED IN THE PROSPECTUS.

   Signature(s) of Purchasers (all joint purchasers must sign). SIGN EXACTLY AS NAME(S) APPEAR IN REGISTRATION.
   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.


-------------------------------------  -------------------------------------  -------------------------------------
              (Signature)                           (Printed Name)                        (Title, if any)


-------------------------------------  -------------------------------------  -------------------------------------
              (Signature)                           (Printed Name)                        (Title, if any)


-------------------------------------            -------------------        ----------------------
  (Advisor/Representative Signature)       Advisor/Representative Number            (Date)

                                                                  -----------------------------------------------
-------------------------------------                              CHECK ANY ITEMS ENCLOSED WITH APPLICATION
Dealer Approval/Securities Principal                               / / Additional Applications _________________
                                                                   / / Check enclosed # ________________________
                                                                   / / Other ___________________________________
                                                                  -----------------------------------------------



LAP1764 (06/2000)                                                    Page 3 of 3

                                                             Ex-99.B(h)ufappnav

[LOGO]    WADDELL
          & REED
          FINANCIAL SERVICES-REGISTERED TRADEMARK-
                                                    INSTITUTIONAL PURCHASE APPLICATION
-----------------------------------------------------------------------------------------------------------------------------------
INSTRUCTIONS                    You can open an account by submitting an application and           Date
Fill in where applicable        check/wire to Waddell & Reed, Inc.
                                P.O. Box 29217, Shawnee Mission, KS 66201-9217.
-----------------------------------------------------------------------------------------------------------------------------------

       ACCOUNT
     REGISTRATION         Name                                                            Tax I.D. No.
                               -----------------------------------------------------                   -------------------------
                               -----------------------------------------------------

    FULL ADDRESS          Number and Street
   Please fill in                           -------------------------------
completely, including     City                             State                                Zip Code
   telephone number.           ---------------------------       ------------------------------          -----------------------
                          Telephone                                      Citizen of:  / / U.S. / / Other (specify)
                                    ------------------------------------                                           -------------
-----------------------------------------------------------------------------------------------------------------------------------
                          / / PLEASE ESTABLISH AN ACCOUNT(S) AS FOLLOWS:
  INITIAL                                                                                               DIVIDENDS AND CAPITAL
                                                                                                          GAINS TO BE PAID:*
INVESTMENT(S):            ACCOUNT NO. ASSIGNED                                        AMOUNT    REINVESTED IN SHARES  PAID IN CASH
                                               ---------------------------            ------    --------------------  ------------

                          FUND(S) TO BE PURCHASED (SEE REVERSE SIDE FOR FUND NAMES)
                                                                                     $
                          ---------------------------------------------------------   ---------           / /              / /
                                                                                     $
                          ---------------------------------------------------------   ---------           / /              / /
                                                                                     $
                          ---------------------------------------------------------   ---------           / /              / /
                                                                                     $
                          ---------------------------------------------------------   ---------           / /              / /


                                                                        Total amount $
                                                                                      ---------         *If no election is checked,
                                                                                                         all payments will be
                                                                                                         reinvested.
-----------------------------------------------------------------------------------------------------------------------------------
                         I (We) hereby authorize Waddell & Reed Services Co. to act upon instructions received by telephone to have amounts withdrawn from my organization's account(s) in the Portfolio(s) and wired or mailed to the bank account designated below.

                         I (We) hereby ratify any such instructions and agree that the Fund(s), Waddell & Reed, Inc. or
                         Waddell & Reed Services, Co. will not be liable for any loss, liability, cost or expense for acting upon such instructions in accordance with the procedures set forth in the prospectus.
  EXPEDITED
  REDEMPTION             Note: The indicated bank must be a member of the Federal Reserve System.
   SERVICE
                         Name of Bank                                                          Bank A.B.A. No.
                                      --------------------------------------------------------                 ------------------
                         Number and Street
                                           --------------------------------------------------------------------------------------

                         City                             State                                Zip Code
                              ---------------------------       ------------------------------          -------------------------

                         Account Name                                        Account No.
                                      --------------------------------------              ---------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                         Under penalties of perjury, I (we) certify that the number shown on this application is the correct Tax
                         Identification Number of my organization and that the organization is not subject to backup withholding either because it has not been notified that it is subject to backup withholding as a result of a failure to report all interest, dividends or capital gains, or the Internal Revenue Service has notified it that it is no longer subject to backup withholding. The undersigned certifies that I (we) have full authority and legal capacity to purchase shares of the Fund and affirm that I (we) have received a current prospectus and agree to be bound by its terms.

    AUTHORIZED
   SIGNATURE(S)          1.                                                  2.
COMPLETE CORPORATE         ----------------------------------------------      -------------------------------------------------
   RESOLUTION ON                      Authorized Signature                                       Authorized Signature
   REVERSE SIDE.
                           ----------------------------------------------      -------------------------------------------------
                                            Title                                                       Title

                         3.                                                  4.
                           ----------------------------------------------      -------------------------------------------------
                                      Authorized Signature                                       Authorized Signature

                           ----------------------------------------------      -------------------------------------------------
                                            Title                                                       Title

-----------------------------------------------------------------------------------------------------------------------------------

CAP1635-Y (06/2000)


CORPORATE RESOLUTION

IT WILL BE NECESSARY FOR YOU TO PROVIDE A CERTIFIED COPY OF A CORPORATE RESOLUTION OR OTHER CERTIFICATE OF AUTHORITY TO AUTHORIZE WITHDRAWALS. THE SAMPLES BELOW MAY BE USED FOR THIS PURPOSE OR YOU MAY USE YOUR OWN. IT IS UNDERSTOOD THAT THE FUND(S) WADDELL & REED, INC. ITS AFFILIATES AND ITS CUSTODIAN BANK, MAY RELY UPON THESE AUTHORIZATIONS UNTIL REVOKED OR AMENDED BY WRITTEN NOTICE DELIVERED TO THE FUND(S) BY REGISTERED MAIL.

        CERTIFIED COPY OF RESOLUTION (CORPORATION OR ASSOCIATION)

The undersigned hereby certifies and affirms that he/she is duly elected (title) ___________________ of (corporate name) _______________ a corporation organized under the laws of (the State of) ______________________ and that the following is a true and correct copy of a resolution adopted by the corporation's Board of Directors at a meeting duly called and held on (date) ____________________. RESOLVED, that any (enter number required to act)
_______________ of the corporation's following identified officers (enter titles only) ______________ are authorized to execute investment applications with the Waddell & Reed Fund Families and any fund investment accounts in the name of the corporation; to invest such funds of the corporation in shares issued by Waddell & Reed Fund Families ("Fund Shares"), as they deem appropriate; and to issue instructions (including the execution of money fund drafts, if applicable) pertaining to the redemption, exchange or transfer of Fund Shares. FURTHER RESOLVED, the Waddell & Reed Inc., Waddell & Reed Services, Co., and the Waddell & Reed Fund Families shall be held harmless and fully protected in relying from time to time upon any certification by the secretary or any assistant secretary of the corporation as to the name of the individuals occupying the above identified officers, and in acting in reliance upon the foregoing resolution, until actual receipt by them of a certified copy of a resolution of the Board of Directors of the corporation modifying or revoking any or all such resolutions.

The undersigned further certifies that the following individuals hold the title designated. (Attach additional list if necessary.)

Name/Title (please print or type)     x (Signature)
------------------------------------    --------------------------------------

Name/Title (please print or type)     x (Signature)
------------------------------------    --------------------------------------

Name/Title (please print or type)     x (Signature)
------------------------------------    --------------------------------------

Name/Title (please print or type)     x (Signature)
------------------------------------    --------------------------------------

                                        CORPORATE SEAL (Date)
------------------------------------    --------------------------------------

Corporate Name
Certified from Minutes:
                       -------------------------
                       Name and Title

------------------------------------------------------------------------------
CONFIDENTIAL DATA (Must be completed on New Accounts/New Products)

1. Gross Income: $                    2. Total Investment Assets: $
                  -----------------                                -----------

3. Other Assets: $                    4. Net Worth: $
                  -----------------                  -------------------------

5. Investment Objectives (mark all that apply) / / Growth / / Income / / Reserves / / Other needs/goals (specify in Special Remarks)

6. Special Remarks/Considerations:
                                  --------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
INITIAL INVESTMENT INSTRUCTIONS

HOW TO INVEST
BY FEDERAL FUNDS WIRE                  BY MAIL

*Instruct bank to transmit             * Complete Purchase Application
 investment by Federal funds wire to:  * Make check payable to Waddell & Reed,
 UMB Bank                                Inc.
 Kansas City, Missouri                 *Mail application and check to:
 ABA Number: 101000695                    Waddell & Reed Services Co.
 W&R Underwriter Account                  P.O Box 29217
 #9800007978                              Shawnee Mission, KS 66201-9217
 FBO
    ---------------------------------

Fund acct #
           --------------------------


W&R Funds - Y SHARES                                 WADDELL & REED - Y SHARES
711 - Total Return         768 - Mid Cap Growth      735 - Income                    749 - High Income II
712 - Small Cap Growth     769 - Tax-Managed Equity  736 - Science & Technology      771 - Tax-Managed Equity
713 - Limited-Term Bond                              737 - Accumulative              777 - Small Cap
714 - Municipal Bond                                 738 - Bond                      783 - Retirement Shares
715 - International Growth                           739 - International Growth      785 - Asset Strategy
716 - Asset Strategy                                 754 - Continental Income        754 - Government Securities
718 - Science & Technology                           746 - High Income               761 - Municipal Bond
719 - High Income                                    747 - Vanguard                  763 - Municipal High Income
767 - Large Cap Growth                               748 - New Concepts


                                                          Ex-99.B(h)ufapplegnon

[LOGO]    WADDELL
          & REED
          FINANCIAL SERVICES-REGISTERED TRADEMARK-

WADDELL & REED, INC.                    WADDELL & REED FUND FAMILIES        ---------------------------------------
P.O. Box 29217                               NON-RETIREMENT                 DIVISION OFFICE STAMP
Shawnee Mission, KS 66201-9217            ACCOUNT APPLICATION
                                                                            ---------------------------------------
                                                                            Trans Code:
                                                                            ----------------------------
                                                                            Date Transmitted:
                                                                            ----------------------
------------------------------------------------------------------------------------------------------------------------------------
1. REGISTRATION
------------------------------------------------------------------------------------------------------------------------------------
/ / New Account  or  / / New Fund For Existing Account
                                                        ----------------------------------
I (We) make application for an account to be established as follows: (Check One Only)

/ / Single Name  / / Joint Tenants w/ROS                     / / Other:
                                                                        -------------------------------------------
    TOD (Transfer on Death)  / / Yes / / No                  / / Uniform Gifts (Transfers) To Minors (UGMA/UTMA)

/ / Declaration of Trust Revocable (Attach CUF0022)          / / Dated Trust   Date of Trust
        Not Available in Illinois                                                            -----------------------------
                                                                                                 Month/Day/Year

-----------------------------------------------------------------------------------------------------------------------------------
Individual Name (exactly as desired)/Trustee/Custodian (Tax-responsible party)

-----------------------------------------------------------------------------------------------------------------------------------
Name of Trust, if applicable

==============================================

---------------------------------------------- -------------------------  --------------------------- -----------------------------
Social Security # or Taxpayer Identification #       Date of Birth        Cummulative Discount Number  Relationship of Joint Owner,
                                                   (Month/Day/Year)       (from existing account(s)         if Applicable
==============================================                                  if applicable)

------------------------------------------------------------------------------------------------------------------------------------
Joint Name (if any, exactly as desired)/Co-Trustee/Minor (for UGMA/UTMA)

==============================================

---------------------------------------------- -------------------------  ----------------------------------------------------------
Social Security # or Taxpayer Identification #       Date of Birth         Mailing Address
                                                    (Month/Day/Year)
==============================================

----------------------------------------------                            -----------------------------------------   -------------
Telephone (home)                                                          City                                           State
                                                                                         -
----------------------------------------------                            --------------- -------     -----------------------------
Telephone (work)                                                          Zip Code                    Citizenship (Required in VA)
------------------------------------------------------------------------------------------------------------------------------------
2. BENEFICIARY: FOR TOD (TRANSFER ON DEATH) ACCOUNTS ONLY
------------------------------------------------------------------------------------------------------------------------------------
         Full Name of Beneficiary               Tax Identification Number       Date of Birth         Relationship      Percent

------------------------------------------    ----------------------------  ----------------------  ---------------  -------------%
                                                                               (Month/Day/Year)

------------------------------------------    ----------------------------  ----------------------  ---------------  -------------%
                                                                               (Month/Day/Year)

------------------------------------------    ----------------------------  ----------------------  ---------------  -------------%
                                                                               (Month/Day/Year)

------------------------------------------    ----------------------------  ----------------------  ---------------  -------------%
                                                                               (Month/Day/Year)
------------------------------------------------------------------------------------------------------------------------------------
3. INVESTMENTS: MAKE CHECK PAYABLE TO WADDELL & REED, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Dividend/capital gain
                                               Amount                              payment options*
                Fund                          Enclosed                             RR            CC            CR

                                        $                                          / /           / /           / /
             ----------                  -------------------
                                        $                                          / /           / /           / /
             ----------                  -------------------
                                        $                                          / /           / /           / /
             ----------                  -------------------
                                        $                                          / /           / /           / /
             ----------                  -------------------
                                        $                                          / /           / /           / /
             ----------                  -------------------
                                        $                                          / /           / /           / /
             ----------                  -------------------
                                  Total $
                                         -------------------

     *  RR = Reinvest Div/Cap Gain  CC = Cash Div/Cap Gain  CR = Cash Div/Reinvest Cap Gain  All Dividends/Capital Gains under
        $5.00 will be Reinvested.  See page 2 if you wish your distributions to go to another Fund or Account.


CAP1 (06/2000)                                                                                                          Page 1 of 6


------------------------------------------------------------------------------------------------------------------------------------
4. ESTABLISH AUTOMATIC INVESTMENT SERVICE
------------------------------------------------------------------------------------------------------------------------------------
Complete the Bank Information Section.

      Fund             Draft Begins On            Draft Amount         Frequency (check one - monthly will be used if not checked)
                      (Month/Day/Year)        $25.00 Minimum Per Fund     Monthly         Quarterly     Semi-Annually     Annually

                                             $                              / /              / /             / /             / /
----------------   ------------------------   -----------------------
                                             $                              / /              / /             / /             / /
----------------   ------------------------   -----------------------
                                             $                              / /              / /             / /             / /
----------------   ------------------------   -----------------------
                                             $                              / /              / /             / /             / /
----------------   ------------------------   -----------------------
                                             $                              / /              / /             / /             / /
----------------   ------------------------   -----------------------
                                             $                              / /              / /             / /             / /
----------------   ------------------------   -----------------------
------------------------------------------------------------------------------------------------------------------------------------
5. ESTABLISH EXPEDITED REDEMPTION SERVICE
------------------------------------------------------------------------------------------------------------------------------------
For all classes of Waddell & Reed Advisors Cash Management and W&R Money Market.
/ / Establish Service and complete Bank Information Section.     Fund
                                                                     -----------
On accounts where expedited redemption is requested, Waddell & Reed, Inc. is authorized to honor any requests from anyone for redemption of fund shares so long as the proceeds are transmitted to the identified  account. All wires must be transmitted exactly as registered on the account.
------------------------------------------------------------------------------------------------------------------------------------
6. ALTERNATE DIVIDEND AND CAPITAL GAIN PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
To send distributions to a third party or to another account, please fill in the appropriate information below.
/ / Electronically deposit into bank account. (Complete Bank Information Section.)
TO ALTERNATE PAYEE:
                                                                            TO ANOTHER FUND: (Must be to the same class of shares.)

--------------------------------------------------------------
Name                                                                                     Account Number             Fund

--------------------------------------------------------------                    --------------------------     -----------
Address (including apartment or box number)

--------------------------------------------------------------
City/State/Zip
------------------------------------------------------------------------------------------------------------------------------------
7. BANK INFORMATION: ATTACH VOIDED CHECK OR DEPOSIT SLIP PREPRINTED WITH ACCOUNT INFORMATION.
------------------------------------------------------------------------------------------------------------------------------------
Establish service between my fund and my:             / / Checking Account      / / Savings Account

This information will be used for electronically processing the following (check applicable boxes):

/ / Dividend/Capital Gain Distributions (Complete Sec. 6)      / / Automatic Investment Service (Complete Sec. 4)
/ / Flexible Withdrawal Service (Complete Sec. 8)              / / Expedited Redemptions (Complete Sec. 5)

------------------------------------------------               -----------------------------------------
Bank Name                                                      Bank Routing Number

------------------------------------------------               -----------------------------------------
Bank Mailing Address                                           Bank Account Number

------------------------------------------------               --------------------------------------------------------------------
City/State/Zip                                                 Name of Account Holder, exactly as on bank statements

====================================================================       AUTHORIZATION TO HONOR CHECKS DRAWN BY WADDELL & REED,
Your Name                                                                  INC.
Your Address                                  --------------------         As a convenience to me, I hereby request and authorize
                                                                           you to pay and charge to my or our account identified
                                                                           above, debit entries drawn on the account by Waddell
Pay to the order of                                                        & Reed, Inc. provided there are sufficient funds in the
  ----------------------------------------------------------------         account to pay the same on presentation. This
                               VOID                                        authorization shall remain in effect until revoked by me
  ----------------------------------------------------------------         in writing and until you actually receive such notice. I
Your Bank                                                                  agree that you shall be fully protected by honoring any
                                                                           such debit entry. I agree that your rights in respect to
                                                                           any debit entry shall be the same as if it were a check
For                                                                        signed personally by me. I further agree, that if any
 ----------------------------        -----------------------------         such debit entry be dishonored, whether intentionally
                                                                           or inadvertently, you shall be under no liability
  0201020102      0201020102       0201                                    whatsoever.
====================================================================
                                                                           ATTACH VOIDED CHECK PREPRINTED WITH ACCOUNT
                                                                           INFORMATION. DO NOT STAPLE.


CAP1 (06/2000)                                                                                                         Page 2 of 6

------------------------------------------------------------------------------------------------------------------------------------
8. ESTABLISH FLEXIBLE WITHDRAWAL SERVICE
------------------------------------------------------------------------------------------------------------------------------------
1.  This application directs Waddell & Reed Services Company to redeem the amounts listed on the 20th day of the indicated month, or if not a business day, on the preceding business day.

2.  Allow ten days from the date your instructions are received in the home office for processing of any changes and/or initiation of a Flexible Withdrawal Service.

3.  The aggregate total investment, or the present net asset value of the shareholder's Waddell & Reed Fund Families combined accounts should exceed $10,000. It would be a disadvantage to an investor to make additional purchases of Class A shares while the service is in effect because it would result in duplication of sales charges.

4.  Minimum withdrawals for dollars or shares are $50 aggregate or a 5 share minimum per fund.

5.  If a percentage is shown for monthly withdrawals, 1/12th of the indicated percentage of the asset value of the shares in the account will be redeemed. If withdrawals are to be made quarterly, 1/4th of the indicated percentage of the asset value of the shares in the account will be redeemed. If withdrawals are to be made semi-annually, 1/2 of the indicated percentage will be redeemed.

6.  Information about the federal tax status of shares redeemed through the Flexible Withdrawal Services will be mailed to shareholders annually.

7.  Dividends and capital gains distributions are automatically reinvested. Information on the Federal tax status of shares redeemed through Flexible Withdrawal Accounts will be mailed to shareholders annually.

8.  There will be no contingent deferred sales charge (CDSC) taken if monthly withdrawals from Class B and C shares do not exceed
    2% of the value of the Fund, 24% annually. If the withdrawal exceeds 2% a month or 24% annually, CDSC will be taken on all
    CDSC liable shares that are withdrawn.

    FUND    EFFECTIVE BEGINNING                  AMOUNT                                              FREQUENCY
             (Month/Day/Year)     Indicates dollars, shares or percentage     (check one - monthly will be used if not checked)
                                                                                   Monthly    Quarterly   Semi-Annually  Annually
                 2 0                                    / / $  / / Shares  / / %    / /          / /          / /          / /
---------- ---------------------  --------------------
                 2 0                                    / / $  / / Shares  / / %    / /          / /          / /          / /
---------- ---------------------  --------------------
                 2 0                                    / / $  / / Shares  / / %    / /          / /          / /          / /
---------- ---------------------  --------------------
                 2 0                                    / / $  / / Shares  / / %    / /          / /          / /          / /
---------- ---------------------  --------------------

MAKE PAYABLE AS FOLLOWS
/ / Electronically (attach check in Bank Information Section)         / / By check to alternate payee as shown below
/ / By check to owner(s) of the account listed in the registration    / / By check to owner(s) of the account at the alternate
                                                                          address shown below.

DESIGNATE ALTERNATE PAYEE OR ADDRESS
Complete this section if the check is TO BE PAYABLE TO AN ALTERNATE PAYEE (other than as registered) or SENT TO AN
ALTERNATE ADDRESS. If sending FWS to another fund/account please indicate Account, Fund and Amount. Must be same class.

ALTERNATE PAYEE/ADDRESS                                          ALTERNATE ACCOUNT/FUND
                                                                                                                  $
---------------------------------------------------------    ----------------------------------    ------------    ---------------
Name or Institution                                                       Account                      Fund            Amount

---------------------------------------------------------
Street

---------------------------------------------------------
City/State/Zip

---------------------------------------------------------
Bank Account Number (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
9.  ESTABLISH FUNDS PLUS SERVICE (AUTOMATICALLY EXCHANGE MONEY MARKET SHARES INTO SAME CLASS OF ANOTHER FUND.)
------------------------------------------------------------------------------------------------------------------------------------
Check applicable box and complete requested information.

/ / From NEW money market account established with this application

/ / From EXISTING money market account          Account Number                                  Fund
                                                              ---------------------                 -------------

  ACCOUNT                FUND      EFFECTIVE BEGINNING          AMOUNT                             FREQUENCY
                                     (Month/Day/Year)                             (check one - monthly will be used if not checked)
                                                                                   Monthly    Quarterly   Semi-Annually  Annually
                                                         $                           / /          / /          / /          / /
--------------------  -----------  --------------------   ----------------------
                                                         $                           / /          / /          / /          / /
--------------------  -----------  --------------------   ----------------------
                                                         $                           / /          / /          / /          / /
--------------------  -----------  --------------------   ----------------------
                                                         $                           / /          / /          / /          / /
--------------------  -----------  --------------------   ----------------------


CAP1 (06/2000)                                                                                                          Page 3 of 6

------------------------------------------------------------------------------------------------------------------------------------
10.  LETTER OF INTENT (CLASS A SHARES ONLY)
------------------------------------------------------------------------------------------------------------------------------------
This purchase may be entitled to a reduced sales charge for the following reason(s):

/ / EXISTING LETTER OF INTENT (LOI) for $                 under LOI number
                                         ----------------                 ------------------
/ / LETTER OF INTENT for $                  is hereby executed.  See below for amounts, terms and conditions.
                         -------------------
                    $100.000     $200.000     $300.000     $500.000      $1,000,000     $2,000.000
/ / Shareholder(s) has CUMULATIVE DISCOUNT NUMBER
                                                 ------------------------------
/ / Shareholder(s) is linked to the following existing accounts for RIGHTS OF ACCUMULATION purposes:
         Account Numbers(s)
         -------------------         ----------------------        --------------------
         -------------------         ----------------------        --------------------

/ / Other accounts are being opened at this time, which will qualify to be linked for RIGHTS OF ACCUMULATION. The accounts are being opened under the names and tax identification numbers as follows:

           Names(s)                             Tax Identification Number
---------------------------------     ------------------------------------------

---------------------------------     ------------------------------------------

---------------------------------     ------------------------------------------

TERMS AND CONDITIONS

  1.  This Agreement does not bind the investor to buy, or  Waddell & Reed, Inc.
      to sell, any shares.

  2. This agreement can only be terminated before the 13 months has elapsed by submitting a written request signed by all owners.

  3. Any purchase made under this Agreement will be made at the offering price applicable to a one-time purchase of the amount the investor has checked on the front of this Agreement as described in the prospectus of the fund or funds being purchased.

  4. If the amount invested during the 13-month period covered by this Agreement exceeds the required amount and is large enough to qualify for a sales charge lower than that available under this Agreement, the lower sales charge will be applied to the amount invested. Upon termination of this Agreement, a price adjustment will be made to give effect to the lower sales charge and the amount of the price adjustment will be reinvested in additional shares of the fund(s) on the date of termination.

  5. If the amount invested during the 13-month period covered by this Agreement is less than the required amount, the sales charge for the investments reverts back to that outlined in the Fund Prospectus, as if the Agreement had not been executed. Waddell & Reed, Inc. will subtract shares equal in value to the amount of the additional sales charge due from escrowed shares. The investor hereby irrevocably appoints
      Waddell & Reed, Inc. or its successors or assigns, as attorney to surrender for redemption shares in an amount equal to the additional sales charge owed on the purchases made. This appointment and the authority granted herein shall be binding on the heirs, legal representatives, successors and assigns of the investor.

  6. While the value of purchases made prior to the acceptance date of this Agreement will be considered in determining the Intended Investment, the sales charge imposed on prior purchases will not be retroactively reduced.

  7.  Shares purchased directly to Waddell & Reed Advisors Cash Management or
      W&R Money Market will not be considered when determining the net asset value of shares presently held by the investor as of the date of acceptance of this Agreement, nor for determining the amount invested under this Agreement.  However, non-commissionable shares are considered for these purposes.
------------------------------------------------------------------------------------------------------------------------------------
11.  CHECK SERVICE (CLASS A SHARES ONLY)
------------------------------------------------------------------------------------------------------------------------------------
Check applicable box and complete this section.

     / / W&R Money Market, Inc. (Fund 670)   / / Waddell & Reed Advisors Cash Management, Inc. (Fund 750)

                     / / Waddell & Reed Advisors Government Securities. Inc. (Fund 753)

SIGNATURE AUTHORIZATION FOR WRITING CHECKS

The payment of funds on the conditions set forth below is authorized by the persons signing below (the Shareholder). UMB BANK, N.A. (the Bank) is authorized by the Shareholder to honor any checks for not less than $250 presented against this account and is directed to forward said checks to the redemption agent of W&R Money Market, Inc., Waddell & Reed Advisors Cash
Management, Inc. and Waddell & Reed Advisors Government Securities, Inc. (the
"Mutual Funds") as authority to pay the checks. Checks will be paid by redeeming a sufficient number of shares for which share certificates have not been issued in the Shareholder's account with the Mutual Funds. Checks will be subject to the Bank's rules and regulations governing such checks, including the right of the Bank not to honor checks in amounts exceeding the value of the Shareholder's account with the Mutual Funds at the time the check is presented for payment. Shareholder hereby authorizes the Mutual Funds or their redemption agent to honor redemption requests presented in the above manner by the Bank.
It is further agreed as follows:
  1. Shareholder(s) below waive the right to receive the cancelled check(s) after each check is processed and the underlying shares of the Mutual
      Funds have been redeemed.
  2. The account may not be used for any purpose other than the presentment, forwarding and payment of checks relating to an account in the Mutual
      Funds.
  3. The Bank reserves the right to change, modify or terminate this agreement at any time upon notification mailed to the address noted in the account registration.

Authorized Signature(s)   / / Check box if more than one signature is
                              required on checks.

----------------------------    BY SIGNING, THE SIGNATOR(S) SIGNIFIES AGREEMENT
----------------------------    TO BE SUBJECT TO THE RULES AND REGULATIONS OF
----------------------------    UMB BANK, N.A. PERTAINING THERETO AN  AS
----------------------------    AMENDED FROM TIME TO TIME, AND TO THE
                                CONDITIONS PRINTED ABOVE.


CAP1 (06/2000)                                                       Page 4 of 6

------------------------------------------------------------------------------------------------------------------------------------
12. CONFIDENTIAL DATA (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
 1. Marital Status:                     2. Gross Family Income: $                     3. Taxable Income: $
    (Required in VA)-------------------                           -------------------                      -------------------

 4. Number of Dependents:
                          -----------------

 5. Occupation:
                ----------------------------------------------------------------------------------------------

 6. Employer Name:
                   -------------------------------------------------------------------------------------------

 7. Employer Address:
                      ----------------------------------------------------------------------------------------

 8. Savings and Liquid Assets: $                     9. Other Assets (excluding home, furnishings, cars): $
                                --------------------                                                        --------------------

10. Net Worth (assets minus liabilities): $
                                            -------------------

11. Are you associated with an NASD Member? / / Yes / / No

12. Investment Objectives (mark all that apply):
    / / Retirement Savings / / Reserves / / College Funds  / / Buy Major Asset  / / Other Needs/Goals (specify in Special Remarks)

13. Special Remarks/Considerations:
                                    ---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

14. Residence Address:
    (if different from ----------------------------------------------------------------------------------------------------------
     Mailing Address)  Street                                       City                           State         Zip

(Required in CT)

15. Was this investment solicited by a W&R Advisor/Representative?                                    / / Yes     / / No

16. Has any beneficial owner of this account conducted any prior investment activity?                 / / Yes     / / No

    If yes, which owner(s)?
                            ------------------------------------------------------------------------------------------------------

17. Are proceeds from the sale of another security being used to open this account?                   / / Yes     / / No

    If yes, specify:
                     -------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13. ACKNOWLEDGEMENT
------------------------------------------------------------------------------------------------------------------------------------

- I (We) have received a copy of the current prospectus of the Funds selected, and agree to the terms therein and herein.

- Under penalties of perjury, I certify that the social security number or other taxpayer identification number shown in Section
  1 is correct (or I am waiting for a number to be issued to me) and (strike the following if not true) that I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

- I (we) understand that there may be a deferred sales charge upon the redemption of any shares held in an account for less than the time specified in the prospectus.

Signature(s) of Purchasers (all joint purchasers must sign). SIGN EXACTLY AS NAME(S) APPEAR IN REGISTRATION.
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION
REQUIRED TO AVOID BACKUP WITHHOLDING.



     ------------------------------------------------    ---------------------------------------   -------------------------------
                    (Signature)                                     (Printed Name)                         (Title, if any)


     ------------------------------------------------    ---------------------------------------   -------------------------------
                    (Signature)                                     (Printed Name)                         (Title, if any)


     ------------------------------------------------    ---------------------
          (Advisor/Representative Signature)                     (Date)


     Advisor/Representative Number |   |   |   |   |   |
                                   ---------------------


--------------------------------------------------------

       CHECK ANY ITEMS ENCLOSED WITH APPLICATION
       / / Declaration Trust Revocable (CUF0022)        ------------------
       / / Additional Applications                      OSJ:
                                  --------------        (H.O. USE)
       / / Check enclosed #
                           ---------------------
       / / Other:
                 -------------------------------

--------------------------------------------------------------------------


CAP1 (06/2000)                                                      Page 5 of 6

                               WADDELL & REED FUND FAMILIES

                                               CLASS A        CLASS B          CLASS C
W & R FUNDS
W & R  Total Return                             601             501             301
W & R  Small Cap Growth                         602             502             302
W & R  Limited-Term bond                        603             503             303
W & R  Municipal Bond                           604             504             304
W & R  International Growth                     605             565             305
W & R  Asset Strategy                           606             506             306
W & R  Science & Technology                     608             508             308
W & R  High Income                              609             509             309
W & R  Large Cap Growth                         667             567             367
W & R  Mid Cap Growth                           668             568             368
W & R  Tax-Managed Equity                       669             569             369
W & R  Money Market                             670             570             370

WADDELL & REED ADVISORS FUNDS

Waddell & Reed Advisors Income                  621             121             321
Waddell & Reed Advisors Science & Technology    622             122             322
Waddell & Reed Advisors Accumulative            623             123             323
Waddell & Reed Advisors Bond                    624             124             324
Waddell & Reed Advisors International Growth    625             125             325
Waddell & Reed Advisors Continental Income      627             127             327
Waddell & Reed Advisors High Income             628             128             328
Waddell & Reed Advisors Vanguard                629             129             329
Waddell & Reed Advisors New Concepts            630             130             330
Waddell & Reed Advisors High Income II          634             134             334
Waddell & Reed Advisors Tax-Managed Equity      671             171             371
Waddell & Reed Advisors Small Cap               677             177             377
Waddell & Reed Advisors Retirement Shares       680             180             380
Waddell & Reed Advisors Asset Strategy          684             184             384
Waddell & Reed Advisors Cash Management         750             150             350
Waddell & Reed Advisors Government Securities   753             153             353
Waddell & Reed Advisors Municipal Bond          760             160             360
Waddell & Reed Advisors Municipal High Income   762             162             362


CAP1 (06/2000)                                                      Page 6 of 6

                                                       Ex-99.B(h)ufapplegappabc

[LOGO]    WADDELL
          & REED
          FINANCIAL SERVICES-REGISTERED TRADEMARK-

WADDELL & REED, INC.                    WADDELL & REED FUND FAMILIES        ---------------------------------------
P.O. Box 29217                                 RETIREMENT                    DIVISION OFFICE STAMP
Shawnee Mission, KS 66201-9217            ACCOUNT APPLICATION
                                                                            ---------------------------------------
                                                                 Trans Code:
                                                                            ----------------------------
                                                                 Date Transmitted:
                                                                                  ----------------------
-----------------------------------------------------------------------------------------------------------------------------------
1. REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------

/ / NEW ACCOUNT  or  / / NEW FUND FOR EXISTING ACCOUNT
                                                       ----------------------------------

PLAN TYPE -- DOCUMENT SPONSORED BY:  / / W&R          / / NON-W&R
I (WE) MAKE APPLICATION FOR AN ACCOUNT TO BE ESTABLISHED AS FOLLOWS: (CHECK ONE ONLY)

*Include a copy of the adoption agreement with this application.

/ / IRA (701/050)                   / / *Simplified Employee Pension -- SEP (702/050)  / / *401(k) (401-081) Simple 401(k) (340)
    (CRP0005)                           (MRP1166KT-Employer and CRP0005-Employee)         (MRP0720-Non Inventory)
/ / Rollover (703/050)              / / *Simple IRA (765/050)                         / / *Owner-Only Profit Sharing (132)
    (CRP0005)                           (MRP1659KT-Employer and MRP1699-Employee)         (MRP0651 and MRP0651 AP)
/ / Roth IRA (791/050)              / / Non Title-1 TSA (773-050) ORP (773)           / / *Owner-Only Money Purchase (122)
    (CRP1695)                           (MRP1198)                                         (MRP0651 and MRP0651AM)
/ / Conversion Roth IRA (792/050)   / / *Title-I TSA (724) 457 Plan (730/731)         / / *Multi Part. Profit Sharing (832/097/098)
    (CRP1695)                           (MRP1198TI-Non Inventory) (MRP1401)               (MRP0651 and MRP0651AP)
/ / Education IRA (793/050)         / / *Church Sponsored TSA (774)                   / / *Multi Part. Money Purchase (822/099/100)
    (CRP1696)                           (Non Inventory-Case by Case)                      (MRP0651 and MRP0651AM)
/ / Defined Benefit (154)           / / Target Benefit (032)

Note -- For internal use Plan Type codes and Retirement Plan form numbers are listed after each Plan Type.


-----------------------------------------------------------------------------------------------------------------------------------
Trustee/Custodian or Education IRA Responsible Party


-----------------------------------------------------------------------------------------------------------------------------------
Employer or Business/Organization Name, if Applicable for Plan Type


-------------------------------  ------------------------------   ------------------------  ---------------------------------------
Plan Type Tax Identification #,  Employer Tax Identification #,       Plan Year End         Cumulative Discount Number
        if Applicable                   if Applicable                (Month/Day/Year)       (from existing account(s) if applicable)



-----------------------------------------------------------------------------------------------------------------------------------
Participant, Planholder or Education IRA Beneficiary

===================================

----------------------------------   ---------------------   ----------------------------------------------------------------------
Social Security # or Taxpayer          Date of Birth         Mailing Address
    Identification #                 (Month/Day/Year)
===================================

----------------------------------   ----------------------------------------------------------------------------------  ----------
Telephone (home)                     City                                                                                State


----------------------------------   -----------------------------------------------------------  ---------------------------------
Telephone (office)                   Zip Code                                                     Citizenship (Required in VA)

-----------------------------------------------------------------------------------------------------------------------------------
2. BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
Only for Traditional, Roth, SEP, Simple and Education IRAs and Non Title-1 TSA's.
To designate contingent beneficiaries or per stirpes distribution, use MRP-0972. For Qualified Plans use MRP-1588.

         Full Name of Beneficiary             Tax Identification Number      Date of Birth    Relationship       Percent

                                                                                                                                  %
--------------------------------------------  ----------------------------  ----------------  --------------     -----------------
                                                                            (Month/Day/Year)

                                                                                                                                  %
--------------------------------------------  ----------------------------  ----------------  --------------     -----------------
                                                                            (Month/Day/Year)

                                                                                                                                  %
--------------------------------------------  ----------------------------  ----------------  --------------     -----------------
                                                                            (Month/Day/Year)

                                                                                                                                  %
--------------------------------------------  ----------------------------  ----------------  --------------     -----------------
                                                                            (Month/Day/Year)

-----------------------------------------------------------------------------------------------------------------------------------
3. INVESTMENTS: MAKE CHECK PAYABLE TO WADDELL & REED, INC.
-----------------------------------------------------------------------------------------------------------------------------------

                                   Amount
    Fund                          Enclosed                  **Year of Contribution      TOP From Another Firm

                             $                                                              / /
  ----------                  -------------------            -------------------

                             $                                                              / /
  ----------                  -------------------            -------------------

                             $                                                              / /
  ----------                  -------------------            -------------------

                             $                                                              / /
  ----------                  -------------------            -------------------

                             $                                                              / /
  ----------                  -------------------            -------------------

                             $                                                              / /
  ----------                  -------------------            -------------------

                       Total $                               **If left blank we will assume current year contribution.
                              -------------------


CAP1771 (Revised 06/2000)                                           Page 1 of 6

-----------------------------------------------------------------------------------------------------------------------------------
4. ESTABLISH AUTOMATIC INVESTMENT SERVICE
-----------------------------------------------------------------------------------------------------------------------------------

Complete the Bank Information Section.

      Fund            Draft Begins On            Draft Amount         Frequency (check one - monthly will be used if not checked)
                      (Month/Day/Year)        $25.00 Minimum Per Fund     Monthly         Quarterly    Semi-Annually     Annually

                                             $                              / /              / /            / /              / /
----------------   ------------------------   -----------------------
                                             $                              / /              / /            / /              / /
----------------   ------------------------   -----------------------
                                             $                              / /              / /            / /              / /
----------------   ------------------------   -----------------------
                                             $                              / /              / /            / /              / /
----------------   ------------------------   -----------------------
                                             $                              / /              / /            / /              / /
----------------   ------------------------   -----------------------
                                             $                              / /              / /            / /              / /
----------------   ------------------------   -----------------------

-----------------------------------------------------------------------------------------------------------------------------------
5. ESTABLISH EXPEDITED REDEMPTION SERVICE
-----------------------------------------------------------------------------------------------------------------------------------

For all classes of Waddell & Reed Advisors Cash Management and W&R Money Market.
/ / Establish Service and complete Bank Information Section.     Fund
                                                                     -----------
On accounts where expedited redemption is requested, Waddell & Reed, Inc. is authorized to honor any requests from anyone for redemption of fund shares as long as the proceeds are transmitted to the identified  account. All wires must be transmitted exactly as registered on the account.

-----------------------------------------------------------------------------------------------------------------------------------
6.  BANK INFORMATION: ATTACH VOIDED CHECK OR DEPOSIT SLIP PREPRINTED WITH ACCOUNT INFORMATION.
-----------------------------------------------------------------------------------------------------------------------------------

Establish service between my fund and my:             / / Checking Account      / / Savings Account

This information will be used for electronically processing the following (check applicable boxes):

/ / Flexible Withdrawal Service (Complete Sec. 7)               / / Expedited Redemption Service (Complete Sec. 5)

/ / Automatic Investment Service (Complete Sec. 4)


------------------------------------------------               -----------------------------------------
Bank Name                                                      Bank Routing Number

------------------------------------------------               -----------------------------------------
Bank Mailing Address                                           Bank Account Number

------------------------------------------------              ---------------------------------------------------------------------
City/State/Zip                                                 Name of Account Holder, exactly as on bank statements

===================================================================
-------------------------------------------------------------------        AUTHORIZATION TO HONOR CHECKS DRAWN
Your Name                                                                  BY WADDELL & REED, INC.
Your Address                                                               As a convenience to me, I hereby request and authorize
                                                                           you to pay and charge to my or our
                                                                           account identified
                                                                           above, debit entries drawn on the
                                                                           account by Waddell
Pay to the order of                                                        & Reed, Inc. provided there are
                                                                           sufficient funds in the
  ----------------------------------------------------------------         account to pay the same on
                                                                           presentation. This
                               VOID                                        authorization shall remain in
                                                                           effect until revoked by me
  ----------------------------------------------------------------         in writing and until you actually
                                                                           receive such notice. I
Your Bank                                                                  agree that you shall be fully
                                                                           protected by honoring any
                                                                           such debit entry. I agree that your
                                                                           rights in respect to
                                                                           any debit entry shall be the same
                                                                           as if it were a check
For                                                                        signed personally by me. I further
                                                                           agree, that if any
 ----------------------------        -----------------------------         such debit entry be dishonored,
                                                                           whether intentionally
                                                                           or inadvertently, you shall be
                                                                           under no liability
  0201020102      0201020102       0201                                    whatsoever.
-------------------------------------------------------------------
===================================================================        ATTACH VOIDED CHECK PREPRINTED WITH
                                                                           ACCOUNT INFORMATION. DO NOT STAPLE.


CAP1771 (Revised 06/2000)                                           Page 2 of 6

-----------------------------------------------------------------------------------------------------------------------------------
7. ESTABLISH FLEXIBLE WITHDRAWAL SERVICE
-----------------------------------------------------------------------------------------------------------------------------------

1.   This application directs Waddell & Reed Services Company to redeem the amounts listed on the 20th day of the indicated month, or if not a business day, on the preceding business day.

2.   Allow ten days from the date your instructions are received in the home office for processing of any changes and/or initiation of a Flexible Withdrawal Service.

3.   The aggregate total investment, or the present net asset value of the shareholder's Waddell & Reed Fund Families combined accounts should exceed $10,000. It would be a disadvantage to an investor to make additional purchases of Class A shares while the service is in effect because it would result in duplication of sales charges.

4.   Minimum withdrawals for dollars or shares are $50 aggregate or a 5 share minimum per fund.

5.   If a percentage is shown for monthly withdrawals, 1/12th of the indicated percentage of the asset value of the shares in the account will be redeemed. If withdrawals are to be made quarterly, 1/4th of the indicated percentage of the asset value of the shares in the account will be redeemed. If withdrawals are to be made semi-annually, 1/2 of the indicated percentage will be redeemed.

6.   Information about the federal tax status of shares redeemed through the Flexible Withdrawal Services will be mailed to shareholders annually.

7.   Dividends and capital gains distributions are automatically reinvested. Information on the Federal tax status of shares redeemed through Flexible Withdrawal Accounts will be mailed to shareholders annually.

8.   There will be no contingent deferred sales charge (CDSC) taken if monthly withdrawals from Class B and C shares do not exceed
     2% of the value of the Fund, 24% annually. If the withdrawal exceeds 2% a month or 24% annually, CDSC will be taken on all CDSC liable shares that are withdrawn.

    FUND    EFFECTIVE BEGINNING                  AMOUNT                                              FREQUENCY
             (Month/Day/Year)     Indicate dollars, shares or percentage      (check one - monthly will be used if not checked)
                                                                                   Monthly    Quarterly  Semi-Annually  Annually
                 2 0                                    / / $  / / SHARES  / / %    / /          / /         / /          / /
---------- ---------------------  --------------------
                 2 0                                    / / $  / / SHARES  / / %    / /          / /        / /          / /
---------- ---------------------  --------------------
                 2 0                                    / / $  / / SHARES  / / %    / /          / /        / /          / /
---------- ---------------------  --------------------
                 2 0                                    / / $  / / SHARES  / / %    / /          / /       / /          / /
---------- ---------------------  --------------------

MAKE PAYABLE AS FOLLOWS
/ / Electronically (attach check in Bank Information Section)         / / By check to alternate payee as shown below

/ / By check to owner(s) of the account listed in the registration    / / By check to owner(s) of the account at the alternate
                                                                          address shown below.

DESIGNATE ALTERNATE PAYEE OR ADDRESS
Complete this section if the check is TO BE PAYABLE TO AN ALTERNATE PAYEE (other that as registered) or SENT TO AN ALTERNATE
ADDRESS. If sending FWS to another fund/account please indicate Account, Fund and Amount. Must be same class of shares.

ALTERNATE PAYEE/ADDRESS                                          ALTERNATE ACCOUNT/FUND

                                                                                                               $
---------------------------------------------------------    ---------------------------------- ------------    ---------------
Name or Institution                                                       Account                   Fund            Amount

---------------------------------------------------------
Street

---------------------------------------------------------
City/State/Zip

---------------------------------------------------------
Bank Account Number (if applicable)

FEDERAL INCOME TAX WITHHOLDING FOR RETIREMENT PLAN ACCOUNTS

Check One:*

A / / The undersigned directs that NO Federal Income Tax shall be withheld from the above described Withdrawal.

B / / The undersigned directs that Federal Income Tax be withheld from the above described Withdrawal.

      *IF NEITHER BLOCK IS SELECTED, FEDERAL INCOME TAXES WILL NOT BE WITHHELD

-----------------------------------------------------------------------------------------------------------------------------------
8. ESTABLISH FUNDS PLUS SERVICE (AUTOMATICALLY EXCHANGE MONEY MARKET SHARES INTO SAME CLASS OF ANOTHER FUND.)
-----------------------------------------------------------------------------------------------------------------------------------

  Check applicable box and complete requested information.

  / / From NEW money market account established with this application

  / / From EXISTING money market account          Account Number                                  Fund
                                                                 ---------------------                 -------------

  ACCOUNT                FUND      EFFECTIVE BEGINNING          AMOUNT                             FREQUENCY
                                     (Month/Day/Year)                             (check one - monthly will be used if not checked)
                                                                                   Monthly    Quarterly   Semi-Annually  Annually
                                                         $                           / /          / /          / /          / /
--------------------  -----------  --------------------   ----------------------
                                                         $                           / /          / /         / /          / /
--------------------  -----------  --------------------   ----------------------
                                                         $                           / /          / /         / /          / /
--------------------  -----------  --------------------   ----------------------
                                                         $                           / /          / /         / /          / /
--------------------  -----------  --------------------   ----------------------


CAP1771 (Revised 06/2000)                                           Page 3 of 6

------------------------------------------------------------------------------------------------------------------------------------
9.  LETTER OF INTENT (CLASS A SHARES ONLY)
------------------------------------------------------------------------------------------------------------------------------------

 This purchase may be entitled to a reduced sales charge for the following reason(s):

   / / Existing LETTER OF INTENT (LOI) for $______________ under LOI number _____________

   / / LETTER OF INTENT for $______________ is hereby executed. See below for amounts, terms and conditions.
                         $100,000   $200,000   $300,000   $500,000   $1,000,000   $2,000,000

   / / Shareholder(s) has CUMULATIVE DISCOUNT NUMBER
                                                     ---------------------
   / / Shareholder(s) is linked to following existing accounts for Rights of Accumulation purposes:
            Account Number(s)

            ------------------------    ------------------------    ------------------------

            ------------------------    ------------------------    ------------------------

   / / Other accounts are being opened at this time, which will qualify to be linked for RIGHTS OF ACCUMULATION.
            The accounts are being opened under the names and tax identification numbers as follows:


                         Name(s)                      Tax Identification Number

            ---------------------------------    ----------------------------------

            ---------------------------------    ----------------------------------

            ---------------------------------    ----------------------------------

TERMS AND CONDITIONS

     1.   This Agreement does not bind the investor to buy, or Waddell & Reed, Inc. to sell, any shares.

     2.   This Agreement can only be terminated before the 13 months has elapsed by submitting a written request signed by all owners.

     3.   Any purchase made under this Agreement will be made at the offering price applicable to a one-time purchase of the amount the investor has checked on the front of this Agreement as described in the prospectus of the fund or funds being purchased.

     4.   If the amount invested during the 13-month period covered by this Agreement exceeds the required amount and is large enough to qualify for a sales charge lower than that available under this Agreement, the lower sales charge will be applied to the amount invested. Upon termination of this Agreement, a price adjustment will be made to give effect to the lower sales charge and the amount of the price adjustment will be reinvested in additional shares of the fund(s) on the date of termination.

     5.   If the amount invested during the 13-month period covered by this Agreement is less than the required amount, the sales charge for the investments reverts back to that outlined in the Fund Prospectus, as if the Agreement had not been executed. Waddell & Reed, Inc. will subtract shares equal in value to the amount of the additional sales charge due from escrowed shares. The investor hereby irrevocably appoints Waddell & Reed, Inc. or its successors or assigns, as attorney to surrender for redemption shares in an amount equal to the additional sales charge owed on the purchases made. This appointment and the authority granted herein shall be binding on the heirs, legal representatives, successors and assigns of the investor.

     6.   While the value of purchases made prior to the acceptance date of this Agreement will be considered in determining the
          Intended Investment, the sales charge imposed on prior purchases will not be retroactively reduced.

     7.   Shares purchased directly to Waddell & Reed Advisors Cash Management or W&R Money Market will not be considered when determining the net asset value of shares presently held by the investor as of the date of acceptance of this Agreement, nor for determining the amount invested under this Agreement. However, non-commissionable shares are considered for these purposes.

















CAP1771 (Revised 06/2000)                                           Page 4 of 6

------------------------------------------------------------------------------------------------------------------------------------
10.  CONFIDENTIAL DATA (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------

      1. Marital Status:__________   2. Gross Family Income: $____________  3. Taxable Income: $_______________
         (Required in VA)

      4. Number of Dependents: ___________

      5. Occupation: __________________________________________________________________

      6. Employer Name: ____________________________________________________________________

      7. Employer Address: __________________________________________________________________

      8. Savings and Liquid Assets:  $_______________   9. Other Assets (excluding home, furnishings, cars):  $_______________

     10. Net Worth (assets minus liabilities: $_____________

     11. Are you associated with an NASD Member?  / / Yes / / No

     12. Investment Objectives (mark all that apply):

         / / Retirement Savings / /Reserves / / College Funds / /Buy Major Asset / / Other Needs/Goals (specify in Special Remarks)

     13. Special Remarks/Considerations: ___________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     14. Residence Address: ________________________________________________________________________________________________________
         (if different from       Street                                    City                          State      Zip
          Mailing Address)

      (Required in CT)
      ----------------
             15. Was this investment solicited by a W&R Advisor/Representative?                        / / Yes / / No

             16. Has any beneficial owner of this account conducted any prior investment activity?     / / Yes / / No

                 If yes, which owner(s)? ___________________________________________________________________________________________

             17. Are proceeds from the sale of another security being used to open this account?       / / Yes / / No

                 If yes, specify: __________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
11.  ACKNOWLEDGEMENT
------------------------------------------------------------------------------------------------------------------------------------

-    I (We) have received a copy of the current prospectus of the Funds selected, and agree to the terms therein and herein.

-    Under penalties of perjury, I certify that the social security number or other taxpayer identification number shown in Section
     1 is correct (or I am waiting for a number to be issued to me) and (strike the following if not true) that I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

-    I (we) understand that there may be a deferred sales charge upon the redemption of any shares held in an account for less than the time specified in the prospectus.

Signature(s) of Purchasers (all joint purchasers must sign). SIGN EXACTLY AS NAME(S) APPEAR IN REGISTRATION.
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED
TO AVOID BACKUP WITHHOLDING.



-------------------------------------  -------------------------------------  -------------------------------------
              (Signature)                           (Printed Name)                        (Title, if any)


-------------------------------------  -------------------------------------  -------------------------------------
              (Signature)                           (Printed Name)                        (Title, if any)


-------------------------------------  ----------------------
  (Advisor/Representative Signature)           (Date)


Advisor/Representative Number
                             -------------------------------------



-----------------------------------------------
 CHECK ANY ITEMS ENCLOSED WITH APPLICATION      ----------------------
 / / Declaration Trust Revocable (CUF0022)      OSJ:
 / / Additional Applications _________________  (H.O. USE)
 / / Check enclosed # ________________________
 / / Other:___________________________________
----------------------------------------------- ----------------------


CAP1771 (Revised 06/2000)                                           Page 5 of 6

                                                    WADDELL & REED FUND FAMILIES

                                                             CLASS A        CLASS B        CLASS C
------------------------------------------------------------------------------------------------------------
   W&R FUNDS
------------------------------------------------------------------------------------------------------------
            W&R Total Return                                   601            501            301
            W&R Small Cap Growth                               602            502            302
            W&R Limited-Term Bond                              603            503            303
            W&R Municipal Bond                                 604            504            304
            W&R International Growth                           605            505            305
            W&R Asset Strategy                                 606            506            306
            W&R Science & Technology                           608            508            308
            W&R High Income                                    609            509            309
            W&R Large Cap Growth                               667            567            367
            W&R Mid Cap Growth                                 668            568            368
            W&R Tax-Managed Equity                             669            569            369
            W&R Money Market                                   670            570            370

------------------------------------------------------------------------------------------------------------
WADDELL & REED ADVISORS FUNDS
------------------------------------------------------------------------------------------------------------
            Waddell & Reed Advisors Income                     621            121            321
            Waddell & Reed Advisors Science & Technology       622            122            322
            Waddell & Reed Advisors Accumulative               623            123            323
            Waddell & Reed Advisors Bond                       624            124            324
            Waddell & Reed Advisors International Growth       625            125            325
            Waddell & Reed Advisors Continental Income         627            127            327
            Waddell & Reed Advisors High Income                628            128            328
            Waddell & Reed Advisors Vanguard                   629            129            329
            Waddell & Reed Advisors New Concepts               630            130            330
            Waddell & Reed Advisors High Income II             634            134            334
            Waddell & Reed Advisors Tax-Managed Equity         671            171            371
            Waddell & Reed Advisors Small Cap                  677            177            377
            Waddell & Reed Advisors Retirement Shares          680            180            380
            Waddell & Reed Advisors Asset Strategy             684            184            384
            Waddell & Reed Advisors Cash Management            750            150            350
            Waddell & Reed Advisors Government Securities      753            153            353
            Waddell & Reed Advisors Municipal Bond             760            160            360
            Waddell & Reed Advisors Municipal High Income      762            162            362


CAP1771 (Revised 06/2000)                                           Page 6 of 6